CHARGING AHEAD

RESPONSIBLY. RELIABLY. RELENTLESSLY.

FCX Conference Call
4th Quarter 2020 Results

January 26, 2021

fcx.com

FCX LISTED NYSE

A member of ICMM International Council on Mining & Metals

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Cautionary Statement

Regarding Forward-Looking Statements



This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to ore grades and milling rates; business outlook; production and sales volumes; unit net cash costs; cash flows; capital expenditures; liquidity; operating costs; operating plans; FCX's financial policy; FCX's expectations regarding PT-FI's ramp-up of underground mining activities and future cash flows through 2022; PT-FI's development, financing, construction and completion of a new smelter in Indonesia and possible expansion of the smelter at PT Smelting; FCX's commitments to deliver responsibly produced copper, including plans to implement and validate all of its operating sites under specific frameworks; improvements in operating procedures and technology; exploration efforts and results; development and production activities, rates and costs; tax rates; export quotas and duties; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineralization and reserve estimates; execution of the settlement agreements associated with the Louisiana coastal erosion cases and talc-related litigation; and future dividend payments, share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "could," "to be," "potential," "assumptions," "guidance," "future" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of future dividends is at the discretion of the Board of Directors (Board) and will depend on FCX's financial results, cash requirements, future prospects, global economic conditions, and other factors deemed relevant by the Board. In accordance with the June 2020 amendment to the revolving credit facility, FCX is currently restricted from declaring or paying common stock dividends through December 31, 2021, unless FCX, at its option, reverts to the previous covenant requirements, which would eliminate the restriction on the declaration or payment of common stock dividends.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, changes in the credit ratings of FCX; changes in FCX's cash requirements, financial position, financing plans or investment plans; changes in general market, economic, tax, regulatory or industry conditions; the duration and scope of and uncertainties associated with the COVID-19 pandemic, and the impact thereof on commodity prices, FCX's business and the global economy and any related actions taken by governments and businesses; FCX's ability to contain and mitigate the risk of spread or major outbreak of COVID-19 at its operating sites, including at PT-FI's remote operating site in Papua; supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations; production rates; timing of shipments; results of feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the potential effects of violence in Indonesia generally and in the province of Papua; the Indonesia government's extension of PT-FI's export license after March 15, 2021; risks associated with underground mining; satisfaction of requirements in accordance with PT-FI's special mining license to extend mining rights from 2031 through 2041; the Indonesia government's approval of a deferred schedule for completion of the new smelter in Indonesia; expected results from improvements in operating procedures and technology, including innovation initiatives; industry risks; regulatory changes; political and social risks; labor relations, including labor-related work stoppages; weather- and climate-related risks; environmental risks; litigation results; cybersecurity incidents; changes in general market, economic and industry conditions; financial condition of FCX's customers, suppliers, vendors, partners and affiliates, particularly during weak economic conditions and extended periods of volatile commodity prices; reductions in liquidity and access to capital; FCX's ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks; and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2019, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020, each filed with the U.S. Securities and Exchange Commission (SEC), as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material not included in proven and probable mineral reserves. Mineralized material is a mineralized body that has been delineated by appropriately spaced drilling and/or underground sampling to support the estimated tonnage and average metal grades. Such a deposit cannot qualify as recoverable proven and probable reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development costs, unit costs, grades, recoveries and other material factors. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineralized material not included in reserves will become proven and probable mineral reserves.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, FCX's calculation and reconciliation of unit net cash costs per pound of copper to amounts reported in FCX's consolidated financial statements is in the supplemental schedules of FCX's 4Q20 press release, which is available on FCX's website, "fcx.com". Net debt equals consolidated debt less consolidated cash. A reconciliation of adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 38.

2020 Highlights – Strong Execution

Freeport Team Demonstrated Strong Resilience in Managing the Uncertain Business Environment

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THE COPPER MARK
RESPONSIBLY PRODUCED COPPER
FREEPORT EDGE
BUILDING ON STRENGTH

COVID-19

- **Effective global response to COVID-19 pandemic**
  - Protected health of workforce / supported communities / served customers
  - Collaboration & engagement increased during COVID

OPERATIONAL

- **Strong execution of operating plans**
- **Solid cost and capital management**
- **Significant milestones achieved**
  - Grasberg Underground reached 68% of annual targeted metal run rate
  - Lone Star copper leach project complete and ramp-up on track

FINANCIAL

- **Strong cash flow generation**
- **Meaningful reduction in net debt[(1)]**
- **Attractive foundation for future growth**

(1) Net debt equals consolidated debt less consolidated cash. See Cautionary Statement.

Seasoned & Motivated Team Met the Challenge

Excellent performance in a year of challenge - comparison to January 2020 guidance

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Unit Net Cash Costs ~15% Lower *($ per lb)*

Adjusted EBITDA ~27% Higher *($ bns)*

Operating Cash Flow ~25% Higher *($ bns)*

CAPEX ~29% Lower *($ bns)*

Net Debt(2) ~ $2.7 Bn Lower *($ bns)*



$1.75
$1.48
Jan. 2020 Estimate
2020 Actual
$3.3
$4.2
Jan. 2020 Estimate
2020 Actual (1)
$2.4
$3.0
Jan. 2020 Estimate
2020 Actual
$2.8
$2.0
Jan. 2020 Estimate
2020 Actual
$8.8
$6.1
Jan. 2020 Estimate
2020 Actual

NOTE: January 2020 estimates based on copper and gold sales of 3.5 bn lbs and 0.8 mm ozs and average prices of $2.85/lb copper, $1,500/oz gold and $10/lb molybdenum. 2020 actuals included copper and gold sales of 3.2 bn lbs and 0.86 mm ozs and realized prices of $2.95/lb copper, $1,832/oz gold and $10/lb molybdenum.

(1) A reconciliation of 2020 adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 38.

(2) Net debt equals consolidated debt less consolidated cash. See Cautionary Statement.

ESG Achievements – 2020 Highlights

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- ✓ **Copper Mark** awarded at **Cerro Verde, El Abra, Atlantic Copper** (first in their respective countries) & **Miami**
- ✓ Ranked 2nd in North America in **Corporate Human Rights Benchmark Assessment** (1st among extractives in North America)
- ✓ Investments exceeded **$100 million** in our global **communities**
- ✓ Strengthened **inclusion & diversity policy**; established new dedicated team and enhanced disclosures


PEOPLE
ENVIRONMENT
GOVERNANCE
SAFETY
RESPECT
INTEGRITY
EXCELLENCE
COMMITMENT
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- ✓ Wildlife Habitat Council **re-certified PT-FI biodiversity programs** at the **Gold Tier**
- ✓ Reached **more than 100K women** in our women's empowerment programs, including our **DreamBuilder** Program
- ✓ Established **2030 climate target** and formalized climate strategy in inaugural report
- ✓ Leadership role in development of the new **Global Industry Standard on Tailings Management**
- ✓ Published **Water Report**

THE COPPER MARK® RESPONSIBLY PRODUCED COPPER

CHRB Corporate Human Rights Benchmark

WILDLIFE HABITAT COUNCIL®

DreamBuilder

Copper Accelerating

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Market Commentary

- **Favorable fundamentals**
- **Chinese demand exceptionally strong**
- **Stimulus and pandemic recovery to support economic growth**
- **Policy driven decarbonization targets accelerating**
- **Supply is limited**
  - Base supply aging
  - Limited number of in-progress and planned expansion projects
  - Significant expansion projects face challenges and lengthy time to execute



metric tons
$/lb
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
3.80
3.60
3.40
3.20
3.00
2.80
2.60
2.40
2.20
2.00
1.80
27% below 2011 high
Copper Price
Global Copper Exchange Inventories*
Currently Approximate 3.3 Days of Consumption
Jan-16 Jul-16 Jan-17 Jul-17 Jan-18 Jul-18 Jan-19 Jul-19 Jan-20 Jul-20 Jan-21

*Includes LME, COMEX and Shanghai exchanges
Source: Bloomberg as of 1/25/21

Copper – "The" *Metal for the Future*

Copper Expected to Benefit from Acceleration in Decarbonization Initiatives

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Copper Utilization Key to Global Decarbonization

Electrical Vehicles (EV)

Up to **4x** more copper vs. internal combustion engines*

Renewables

4-5x more copper vs. fossil fuel power generation*

Copper Consumption Associated with EV/ Renewables Expected to More than Double over next 5 Years**



(mm metric tons)
~1.6
~0.6
EVs
Renewables
2020
2025e

EV/Renewable Demand Expected to Approximate Size of US Refined Copper Market in the Next 5 Years



US Refined
~1.7 Mt
Global
EV/Renewable
Demand
~1.6 Mt

Estimated Copper Consumption in 2025**

>70% of the world's copper is used in applications that deliver electricity*

** International Copper Association*
*** CRU; January 2021*
e=estimate. See Cautionary Statement.

Grasberg Underground Ramp-up Accelerating

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2021e-2023e Annual Average
1.55 bn lbs Cu & 1.6 mm ozs Au
Quarterly Production Annualized as % of Targeted Average 2021e-2023e
100%
75%
50%
25%
0%
4Q19
4Q20
4Q21e
2022e



Note: Includes production from Grasberg Block Cave, DMLZ, DOZ and Big Gossan

e = estimate. See Cautionary Statement.

Indonesian Smelter Update

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Various Options Being Evaluated


PT FREEPORT INDONESIA
Gresik

- **PT-FI committed in 2018 IUPK to construct new smelter by December 2023**
  - Development commenced for 1.7 mm metric ton per annum greenfield copper concentrate smelter near Gresik in East Java
  - Project has been delayed by COVID-19
- **Recent discussions to consider an alternative new smelter developed by a third-party**
- **Also advancing discussions for 30% expansion of existing smelter (PT Smelting)**

See Cautionary Statement.

2021 Priorities – "Charging Ahead"

Responsibly. Reliably. Relentlessly.

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- Ongoing cost and capital management; automation and innovation initiatives
- Continue momentum of underground ramp-up at Grasberg
- Deliver on Environmental, Social and Governance (ESG) commitments
- Initiate new financial policy to balance debt reduction, investments and shareholder returns
- Advance evaluations for future organic growth

PURSUING VALUE FOR ALL STAKEHOLDERS

See Cautionary Statement.

Expanding Margins & Cash Flow

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- **Volume Growth (2021e v. 2020)**
  - Copper ~20%
  - Gold +50%
- **Declining unit net cash costs**
  - 2021e expected to decline by ~16% to $1.25/lb
- **Expanding Margins**
  - EBITDA/Cash Flows to nearly double (2) in 2021e compared to 2020
- **Laser Focused on Execution**

Annual EBITDA Estimates (1)

($ in billions)



$4.2
~$2.95/lb Cu Realized Price
2020
>$10
$3.50/lb Cu
>$11
$3.75/lb Cu
2022e/2023e AVG
Assuming $1,850/oz Gold and $9/lb Molybdenum

Gold Revenues ~$3.2 bn per annum at $1,850/oz Gold

Each $100/oz change = ~$160 mm

(1) Based on January 2021e sales estimates.

(2) Based on EBITDA of $4.2 bn in 2020 and assumes ~$8 bn in 2021e at $3.50/lb copper.

Note: Consolidated copper sales include 608 mm lbs in 2020 and 732 mm lbs in 2021e for noncontrolling interest; excludes purchased copper. EBITDA equals operating income plus depreciation, depletion and amortization. A reconciliation of 2020 adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 38.

See Cautionary Statement e = estimate.

Long-Lived Reserve Base

30+ year implied reserve life for copper, excluding mineralized material

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Consolidated
As of 12/31/2020

	Reserves (1) (recoverable)	Mineralized Material (2) (contained)
Copper *(bn lbs)*	113	120
Gold *(mm ozs)*	29	58
Molybdenum *(bn lbs)*	3.7	3.6

Copper Reserves (1) *By Region*



Indonesia
29%
South
America
29%
North America
42%

(1) Estimate of recoverable proven and probable consolidated reserves using long-term average prices of $2.50/lb for copper, $1,200/oz for gold and $10/lb for molybdenum; FCX's net equity interest of copper reserves totaled 82 bn lbs as of 12/31/2020.

(2) Estimate of consolidated mineralized material (contained copper) using a long-term average copper price of $3.00/lb, gold price of $1,200/oz and molybdenum price of $12/lb. ***Mineralized material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves.***

See Cautionary Statement.



Optionality in Project Pipeline

Disciplined approach to new investments

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Lone Star
El Abra
Atlantic Copper
Grasberg Minerals District
Grasberg
Kucing Liar

NORTH AMERICA

- **Bagdad Expansion**
  - Current ~80-year reserve life
  - Reviewing +100K st/d mill expansion with +0.2 bn lbs Cu per year
- **Lone Star**
  - Oxide project advances opportunity for development of potentially massive sulfide resource (mill project)
  - Potential 50+ bn lb Cu resource*
- **Other U.S. brownfield projects**

SOUTH AMERICA

- **El Abra Mill Project - Chile**
  - 17+ bn lb Cu resource
  - Reviewing potential 240K mt/d mill project with +0.7 bn lbs Cu per year
- **Ongoing optimization at Cerro Verde – Peru**

EUROPE

- **CirCular Project – Spain**
  - ESG project (Circular Economy); recycle electronic material

INDONESIA

- **Kucing Liar – Grasberg District**
  - Reserves: 6 bn lbs Cu & 6 mm ozs Au
  - Leverage existing infrastructure
  - 90K mt/d block cave; optimize value with focus on lower pyrite areas of deposit
  - Proceeding with studies, test work & drilling

** Potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the potential resources will become proven and probable reserves. See Cautionary Statement.*

The Freeport Edge

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Global Industry Leader

One of the world's largest publicly traded copper producers; **Seasoned and value-driven** global team; 30+ year reserve life with substantial additional resources

Trusted Operator

Strong reputation and franchise in 4 countries; Synergistic operation of all assets

World-Class Developer

Industry leading track record for **major project execution** in complex jurisdictions

Block Cave Leader

Industry leading technical capabilities; Decades of **block caving experience**

Responsible Producer

Long-standing commitment to all of our stakeholders including our employees, communities, host countries, customers and suppliers

Attractive portfolio difficult to replicate

CHARGING AHEAD

RESPONSIBLY. RELIABLY. RELENTLESSLY.

Financial Review & Outlook

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4Q 2020 Operations Update

Continue to focus on strong execution

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NORTH AMERICA
Cu Sales: 320 mm lbs
SOUTH AMERICA
Cu Sales: 260 mm lbs
INDONESIA
Cu Sales: 286 mm lbs
Au Sales: 293 k ozs

- **Lone Star - Arizona**
  - Production continues to ramp-up on schedule
  - Remains on track to produce +200 mm lbs of cu during 2021e
  - Plan to advance studies for potential expansions/long-term development options
- **Chino - New Mexico**
  - In Jan 2021, restarted mining activities
  - Reduced rate of ~100 mm lbs (~50% of capacity)

- **Cerro Verde - Peru**
  - Mill avg: 373k mt/d (+22k mt/d higher than 3Q20)
  - 2021e plan assumes 360k mt/d with potential to increase to 400k mt/d as COVID-19 restrictions are lifted
- **El Abra - Chile**
  - Plans to increase operating rates during 2021e to pre-COVID-19 levels, subject to public health conditions in Chile
  - Incremental copper production: 70 mm lbs per annum* beginning in 2022e

- **Grasberg Underground**
  - 4Q20 annualized metal sales reached 68% of post ramp-up targets; expected to approach 90% by mid-2021e
  - 56 new drawbells added; over 370 cum.
  - DMLZ/Grasberg Block Cave Operating Rates
    - 4Q Avg: ~85k t/d; 42% above 3Q rates
    - 4Q Exit Rate: 95k t/d

e = estimate. See Cautionary Statement.

**~50% of increase is expected in 2021e with full rates to be achieved in 2022e*

2021e Outlook

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Sales Outlook	Unit Net Cash Cost of Copper	Operating Cash Flows (2)	Capital Expenditures
▪ **Copper**: 3.8 billion lbs ▪ **Gold**: 1.3 million ozs ▪ **Molybdenum**: 85 million lbs	▪ **Site prod. & delivery** • 2021e: $1.78/lb • 1Q21e: $1.89/lb ▪ **After by-product credits** (1) • 2021e: $1.25/lb • 1Q21e: $1.37/lb	▪ **~$5.5 billion** @ $3.50/lb copper for 2021e ▪ **Each 10¢/lb change** in copper in 2021e = $380 million	▪ **$2.3 billion** (3) • $1.4 billion for **major projects** • $0.9 billion for **other mining**

(1) Assumes average prices of $1,850/oz gold and $9/lb molybdenum in 2021e.
(2) Assumes average prices of $1,850/oz gold and $9/lb molybdenum in 2021e; each $100/oz change in gold would have an approximate $120 mm impact and each $2/lb change in molybdenum would have an approximate $80 mm impact.
(3) PT Inalum scheduled contributions in 2021e approximate $0.2 bn; excludes capital expenditures for new smelter in Indonesia.
e = estimate. See Cautionary Statement.

Annual Sales Profile

January 2021 estimate

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Copper Sales(1) *(billion lbs)*



5
4
3
2
1
0
3.2
3.8
4.3
4.4
2020
2021e
2022e
2023e

(1) Consolidated copper sales include 608 mm lbs in 2020, 732 mm lbs in 2021e and 860 mm lbs in 2022e and 1,460 mm lbs in 2023e for noncontrolling interest; excludes purchased copper.

(2) Consolidated gold sales include 158k ozs in 2020, 248k ozs in 2021e and 300k ozs in 2022e and 810k ozs in 2023e for noncontrolling interest.

e = estimate. See Cautionary Statement.

Gold Sales(2) *(million ozs)*



2
1
0
0.9
1.3
1.6
1.8
2020
2021e
2022e
2023e

Molybdenum Sales *(million lbs)*



100
75
50
25
0
80
85
80
80
2020
2021e
2022e
2023e



2021e Quarterly Sales

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Copper Sales (millions lbs)



1,250
1,000
750
500
250
0
825
955
1,025
1,015
1Q21e
2Q21e
3Q21e
4Q20e

Note: Consolidated copper sales include approximately 162 mm lbs in 1Q21e, 175 mm lbs in 2Q21e, 195 mm lbs in 3Q21e and 200 mm lbs in 4Q21e for noncontrolling interests; excludes purchased copper.

e = estimate. See Cautionary Statement.

Gold Sales (thousand ozs)



400
300
200
100
0
275
310
360
380
1Q21e
2Q21e
3Q21e
4Q21e

Note: Consolidated gold sales include approximately 52k ozs in 1Q21e, 58k ozs in 2Q21e, 67k ozs in 3Q21e and 71k ozs in 4Q21e for noncontrolling interests.

Molybdenum Sales (million lbs)



25
20
15
10
5
0
20
20
23
22
1Q21e
2Q21e
3Q21e
4Q21e

EBITDA and Cash Flow at Various Copper Prices

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($ in bns except copper, gold and molybdenum prices)

EBITDA | ($1,850/oz gold, $9/lb molybdenum)



$15
$12
$9
$6
$3
$0
Average
'22e/'23e
Cu $3.50/lb
Cu $3.75/lb
Cu $4.00/lb

Operating cash flow | Excludes working capital changes ($1,850/oz gold, $9/lb molybdenum)



$10
$8
$6
$4
$2
$0
Average
'22e/'23e
Cu $3.50/lb
Cu $3.75/lb
Cu $4.00/lb

Sensitivities Average '22e/'23e

(US$ in mms)

EBITDA

Copper	+/-$0.10/lb	$425
Molybdenum	+/-$1.00/lb	$ 45
Gold	+/-$50/oz	$ 80
Currencies[(1)]	+/-10%	$185
Diesel	+/-10%	$ 45

Operating Cash Flow

Copper	+/-$0.10/lb	$325
Molybdenum	+/-$1.00/lb	$ 35
Gold	+/-$50/oz	$ 55
Currencies[(1)]	+/-10%	$135
Diesel	+/-10%	$ 30

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement.

(1) U.S. Dollar Exchange Rates: 743 Chilean peso, 14,100 Indonesian rupiah, $0.74 Australian dollar, $1.21 Euro, 3.57 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

Consolidated Capital Expenditures

Estimates excluding potential Indonesian smelter CAPEX [1]

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($ in bns)
Net of Scheduled Contributions
$2.0
$1.8(2)
Major Projects
$1.2(3)
Other
$0.8
2020
$2.3
$2.1(2)
$1.4(3)
$0.9
2021e
$2.0
$1.8(2)
$1.0(3)
$1.0
2022e



(1) See page 9 regarding alternatives under consideration; smelter investments expected to be funded by PT-FI with debt financing.
(2) Net of scheduled contributions from PT Inalum for expansion capital spending that will be reflected in financing on the cash flow statement.
(3) Major projects include CAPEX associated with Grasberg underground development and supporting mill and power capital costs ($1.0 bn in 2020, $1.3 bn in 2021e, and $0.9 bn in 2022e) and Lone Star ($0.2 bn in 2020).
NOTE: Amounts include capitalized interest.
e= estimate. See Cautionary Statement.

Strong Financial Position & Liquidity

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Net Debt*

(US$ bns)



$7.8
$6.1
12/31/2019
12/31/2020

1.5x 2020 EBITDA
< 1.0x 2021e EBITDA**

Liquidity

Liquidity Position	as of 12/31/20
Consolidated Cash	$3.7
Undrawn Credit Facility	$3.5
Total Liquidity	$7.2



* Net debt equals consolidated debt less consolidated cash.
** Based on $3.50/lb copper, $1,850/oz gold and $9/lb moly for 2021e. e = estimate. See Cautionary Statement.

Financial Policy

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- Strong financial position and outlook for substantial cash flow generation
- Board to review resumption of common stock dividends in 2021
- Priorities include further debt reduction, shareholder returns and disciplined investments in value enhancing organic growth
- Considering policy to set a pay out target for use of available cash flow for shareholder returns

PRIORITIES


Organic Growth
Balance Sheet Strength
Cash Returns to Shareholders

NOTE: The declaration and payment of future dividends is at the discretion of the Board and will depend on FCX's financial results, cash requirements, future prospects, global economic conditions and other factors deemed relevant by the Board. See Cautionary Statement.

World's Premier Publicly Traded Copper Producer


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Portfolio of High-Quality Copper / Gold Assets
Difficult to Replicate

Strong Track Record
and Commitment to Communities / Environmental Responsibility

Technically Proficient
Proven Capabilities

Experienced Management Team

Industry Leader
with Size, Scale and Durability

Copper Supported by Positive Long-Term Fundamentals

Growing Production
and **Cash Flow** Profile

CHARGING AHEAD

RESPONSIBLY. RELIABLY. RELENTLESSLY.

Reference Slides

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Our COVID-19 Response

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Prioritizing the Health & Well-Being of Our Workforce
Supporting Our Communities
Serving Our Customers

Active & preventive management, through the implementation of global health guidelines, including testing, screening and tracking

Providing monetary and in-kind contributions of medical supplies & food in areas where we operate

As a leading supplier of copper to the global economy, FCX continues to meet the needs of its customers

WE ARE IN THIS TOGETHER

Responsible Value Chains

Dedicated to delivering responsibly produced copper to markets around the world

- **Focused on advancing responsibility in our value chains by:**
  1) managing risks in our own supply chain;
  2) managing risks of our products and by-products in use; and
  3) understanding life cycle impacts of our products along the value chain
- **Recently published a Responsible Sourcing of Minerals Policy and inaugural OECD* Step 5 Due Diligence Report**
- **FCX is committed to achieving the Copper Mark**
  - 4 sites awarded to date; application in process for 2 additional sites


The Copper Life Cycle
MINING
RECYCLING
SMELTING & REFINING
SEMI-FABRICATION
PRODUCT MANUFACTURE
USE PHASE

* *The Organisation for Economic Co-operation and Development (OECD)*


The Copper Mark is a new assurance framework developed to demonstrate the copper industry's responsible production practices
THE COPPER MARK

Financial Highlights

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Sales Data	4Q20	2020
Copper		
Consolidated Volumes *(mm lbs)*	866	3,202
Average Realization *(per lb)*	$3.40	$2.95
Site Production & Delivery Costs *(per lb)*	$1.78	$1.88 (1)
Unit Net Cash Costs *(per lb)*	$1.28	$1.48
Gold		
Consolidated Volumes *(000's ozs)*	293	855
Average Realization *(per oz)*	$1,870	$1,832
Molybdenum		
Consolidated Volumes *(mm lbs)*	21	80
Average Realization *(per lb)*	$9.96	$10.20

Financial Results (in billions, except per share amounts)

	4Q20	2020
Revenues	$4.5	$14.2
Net Income Attributable to Common Stock	$0.7	$0.6
Diluted Net Income Per Share	$0.48	$0.41
Operating Cash Flows (2)	$1.3	$3.0
Capital Expenditures	$0.4	$2.0
Total Debt	$9.7	$9.7
Consolidated Cash	$3.7	$3.7

(1) *Excludes charges totaling $0.06/lb of copper associated with the COVID-19 pandemic and our April 2020 revised operating plans.*

(2) *Includes working capital sources of $0.3 bn for 4Q20 and less than $0.7 bn for 2020*





4Q20 Mining Operating Summary

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Sales From Mines for 4Q20 & 4Q19 *by Region*



North America
South America (2)
Indonesia (3)
320
358
21 (1)
22 (1)
Cu
mm lbs
Mo
mm lbs
260
345
286
203
293
314
Au
000 ozs
4Q20
4Q19
4Q20
4Q19
4Q20
4Q19
4Q20
4Q19
4Q20
4Q19

4Q20 Unit Production Costs *(per lb of Cu)*

	North America	South America	Indonesia	Consolidated
Cash Unit Costs				
Site Production & Delivery	$1.85	$1.93	$1.57	$1.78
By-product Credits	(0.18)	(0.22)	(2.05)	(0.80)
Treatment Charges	0.09	0.16	0.27	0.17
Royalties & Export Duties	-	0.01	0.39	0.13
Unit Net Cash Costs	**$1.76**	**$1.88**	**$0.18**	**$1.28**

(1) Includes 5 mm lbs in 4Q20 and 8 mm lbs in 4Q19 from South America.
(2) Silver sales totaled 0.9 mm ozs in 4Q20 and 1.3 mm ozs in 4Q19.
(3) Silver sales totaled 1.3 mm ozs in 4Q20 and 0.8 mm ozs in 4Q19.

NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 4Q20 press release, which is available on FCX's website.

2020 and 2021e Sales by Region

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2020 Sales *by Region*


North America
South America
Indonesia
1,422
Cu
mm lbs
80 (1)
Mo
mm lbs
976
804
0.86 (2)
Au
mm ozs

2021e Sales *by Region*


North America
South America
Indonesia
1,465
Cu
mm lbs
85 (1)
Mo
mm lbs
1,035
1,320
1.3 (2)
Au
mm ozs

(1) Includes molybdenum produced in South America.
(2) Includes gold produced in North America.
Note: e = estimate. See Cautionary Statement.

2020 and 2021e

Unit Production Costs by Region

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P&H

2020 Unit Production Costs *(per lb of Cu)*	**North America**	**South America**	**Indonesia**	**Consolidated**
Cash Unit Costs				
Site Production & Delivery [(1)]	$1.90	$1.86	$1.88	$1.88[(2)]
By-product Credits	(0.19)	(0.17)	(2.03)	(0.64)
Treatment Charges	0.10	0.15	0.27	0.16
Royalties & Export Duties	-	0.01	0.31	0.08
Unit Net Cash Costs	**$1.81**	**$1.85**	**$0.43**	**$1.48**

2021e Unit Production Costs *(per lb of Cu)*	**North America**	**South America**	**Indonesia**	**Consolidated**
Cash Unit Costs *[(3)]*				
Site Production & Delivery [(1)]	$2.01	$1.96	$1.40	$1.78
By-product Credits	(0.25)	(0.19)	(1.93)	(0.81)
Treatment Charges	0.10	0.14	0.24	0.16
Royalties & Export Duties	-	0.01	0.35	0.12
Unit Net Cash Costs	**$1.86**	**$1.92**	**$0.06**	**$1.25**

(1) Production costs include profit sharing in South America and severance taxes in North America
(2) Excludes charges totaling $0.06/lb of copper associated with the COVID-19 pandemic and our April 2020 revised operating plans.
(3) Estimates assume average prices of $3.50/lb for copper, $1,850/oz for gold and $9/lb for molybdenum for 2021e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 4Q20 press release, which is available on FCX's website.
e = estimate. See Cautionary Statement.

Grasberg - World Class Block Cave Design

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Substantial Infrastructure in Place to Support Large-Scale Production

Grasberg Block Cave



Plan View
100 meters
N
Future PB
Future PB
Future PB
PB3
PB2N
Current Cave
PB1N
PB2S
PB1S
3 Cave Fronts

Ramp-up Schedule
(000's t/d of Ore)



9
31
67
98
127
129
130
2019
2020
2021e
2022e
2023e
2024e
2025e

5 Production Blocks,
3 Currently Active

- Continuation of Ore Mined in Open Pit (300 meters below)
- 874 mm t @ 1.08% Copper & 0.73 g/t Gold
- YE 2020 Reserves: 17 bn lbs Copper; 13 mm ozs Gold
- By 2023: 335,000 Sq Meter Footprint (over 80 acres)
- Life of Mine: 725,000 Sq Meter Footprint (180 acres)
- Fully Autonomous Underground Rail System
- Annual Production @ Avg. Reserve Grade(1)
  - 950 mm lbs Copper & 700,000 ozs Gold

DMLZ



Plan View
100 meters
N
Future PB
Future PB
PB1S
Current Cave
PB2N
PB1N
2 Cave Fronts

Ramp-up Schedule (2)
(000's t/d of Ore)



10
29
59
74
72
77
80
2019
2020
2021e
2022e
2023e
2024e
2025e

3 Production Blocks,
2 Currently Active

- Located Below DOZ Underground Block Cave Mine
- 1,500 meters below surface
- 439 mm t @ 0.89% Copper & 0.72 g/t Gold
- YE 2020 Reserves: 7 bn lbs Copper; 8 mm ozs Gold
- By 2022: 200,000 Sq Meter Footprint (~ 50 acres)
- Life of Mine: 450,000 Sq Meter Footprint (110 acres)
- Annual Production @ Avg. Reserve Grade(1)
  - 500 mm lbs Copper & 540,000 ozs Gold

(1) Access to higher ore grades expected in early years of production.
(2) DMLZ ramp-up adjustments in April 2020 plan reflect one year deferral in SAG mill installation.
e = estimate. See Cautionary Statement.

Project Update

Grasberg Transition Remains on Track

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Deep MLZ (DMLZ) & Grasberg Block Cave (GBC) averaged 84,900 t/d in 4Q20: 42% above 3Q20 rates and 2% above October 2020 forecast



Drawbelling


DMLZ
40
30
20
10
0
Forecast
4
10
12
12
15
15
15
1Q
4Q
1Q
2Q
4Q
1Qe
Qtr Avg
2019
2020
2021e


GBC
40
30
20
10
0
10
24
37
34
41
34
25
1Q
4Q*
1Q
2Q
4Q
1Qe
Qtr Avg
2019
2020
2021e

Ore Extraction *(000 t/d)*


DMLZ
60
40
20
0
7
15
28
39
47
1Q19
4Q19
2Q20
4Q20
1Q21e

2021e Exit Rate: 72

Open drawbells provide scale – cumulative blasted


DMLZ
400
300
200
100
0
90
143
201
266
2019
2020
2021e
2022e
Active Production Blocks
2
2
3
3


GBC
400
300
200
100
0
76
229
330
402
2019
2020
2021e
2022e
3
3
4
5


GBC
60
40
20
0
5
11
27
46
56
1Q19
4Q19*
2Q20
4Q20
1Q21e

2021e Exit Rate: 80

** Includes planned 20-day outage for modification of ore flow system.*
e = estimate. See Cautionary Statement.

PT-FI Underground Metal Ramp-up

Production Rates

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Achieved ~68% of Annualized Metal Target of 1.55 bn lbs of Copper and 1.6 mm ozs of Gold per Annum in 4Q 2020



Copper
(million lbs)
140
181
222
266
1Q20
2Q20
3Q20
4Q20



Gold
(thousand ozs)
152
189
236
271
1Q20
2Q20
3Q20
4Q20

PT-FI Mine Plan

Metal Sales, 2020 – 2025e

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PT FREEPORT IND

Copper 2021e – 2025e

Total: 7.7 billion lbs copper
Annual Average: 1.54 billion lbs

Gold 2021e – 2025e

Total: 8.0 million ozs gold
Annual Average: 1.6 million ozs


0.8
0.84
Cu
bn
lbs
Au
mm
ozs
1.32
1.3
1.6
1.6
1.7
1.8
1.6
1.7
1.5
1.6
2020
Transition Year
2021e
2022e
2023e
2024e
2025e

Note: Amounts are projections. Timing of annual sales will depend on a number of factors, including mine sequencing, operational performance, timing of shipments, export quotas, and other factors. See Cautionary Statement. e = estimate
FCX's economic interest in PT-FI approximates 81.27% through 2022 and 48.76% thereafter.

FCX Debt Maturities as of 12/31/20

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(US$ bns)



$8
$6
$4
$2
$0
$ -
$1.0
CV Non-recourse
3.55% Sr. Notes
$1.0
3.875% Sr. Notes
$0.8
4.55% Sr. Notes
$ -
$ -
$6.9
5.00%, 4.125%, 4.375%, 5.25%, 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes
2021 (1)
2022
2023
2024 (1)
2025
2026
Thereafter

Total Debt & Cash at 12/31/20

FCX Revolver	$ -
Senior Notes	9.1
Cerro Verde Credit Facility	0.5
Other	0.1
Total Debt	$ 9.7
Consolidated Cash	$ 3.7
Undrawn Credit Facility	3.5
Total Liquidity	$ 7.2

(1) For purposes of this schedule, maturities of uncommitted lines of credit and other short term lines are included in FCX's revolver balance, which matures in 2024.

4Q20 Copper Realization & 1Q21e Guidance

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4Q20 LME Average Copper Price	$3.25/lb
3-Mo. Fwd Price for Copper at the End of December	$3.52/lb
FCX 4Q20 Consolidated Copper Price Realization	$3.40/lb[(1)] (Generally, 50/50 weight of qtrly avg and 3-mo forward price at end of period)
FCX 4Q20 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA: $113 mm Net income: $41 mm Earnings/share: $0.03
1Q21e Open Pound Guidance	▪ Open lbs priced at $3.52/lb on 12/31/20 ▪ Each $0.05 change in avg copper price in 1Q21 = $10 mm impact to 2021e net income ▪ LME copper settled at $3.62/lb on 1/25/21

(1) Note that when quarter end forward pricing is above the average quarterly spot price, FCX's consolidated quarterly copper realization can be expected to be above the quarterly average spot pricing. Conversely, the quarterly copper realization would be below the quarterly spot price average if quarter end forward curve pricing is below the quarterly average spot price. Quarterly copper realizations by region may vary from the consolidated average.

e = estimate. See Cautionary Statement.

Adjusted EBITDA Reconciliation

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($ in mm)

	4Q20	YE 2020
Net income attributable to common stock	$708	$599
Interest expense, net	236	598
Income tax provision	611	944
Depreciation, depletion and amortization	435	1,528
Metals inventory adjustments	4	96
Net gain on sales of assets	(486)	(473)
Accretion and stock-based compensation	62	192
Other net charges (1)	132	395
Loss on early extinguishment of debt	1	101
Other expense (income), net	3	(59)
Net income attributable to noncontrolling interests	150	266
Equity in affiliated companies' net earnings	-	(12)
FCX Adjusted EBITDA (2)	**$1,856**	**$4,175**

(1) *Other net charges primarily include a talc-related litigation accrual, partly offset by net favorable adjustments to environmental obligations ($91 mm for 4Q20 and $113 mm for YE 2020) and costs directly associated with the COVID-19 pandemic and revised operating plans, including employee separation costs ($226 mm for YE 2020). For further discussion of net charges, refer to "Adjusted Net Income" beginning on page VII in the supplemental schedules of FCX's 4Q20 press release, which is available on FCX's website.*

(2) *Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.*

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